UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): January 11, 2006

THERAVANCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On January 11, 2006, Rick E Winningham and Michael Aguiar, the Chief Executive Officer and the Chief Financial Officer, respectively, of Theravance, Inc. (the “Company”), held a conference call regarding the Company’s January 10, 2006 press release that provided updated guidance relating to the Company’s LABA collaboration with GlaxoSmithKline. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, Mr. Winningham made a presentation on January 11, 2006 at the 24th Annual JP Morgan Healthcare Conference during which he discussed the Company’s significant milestones expected in 2006, as follows:

Complete Phase 3 complicated skin and skin structure infection (cSSSI) enrollment	1st half of 2006
Initiate Beyond Advair (159797) Phase 2b	1st half of 2006
File an NDA for Csssi	2nd half of 2006
Complete Phase 3 hospital acquired pneumonia (HAP) enrollment	2nd half of 2006

Copies of the slides shown at this presentation are available for viewing at the “Investor Relations” section of our website located at http://ir.theravance.com/medialist.cfm, although we reserve the right to discontinue that availability at any time.

This report contains certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Examples of such statements include statements relating to the goals, timing and expected results of clinical and preclinical studies, statements regarding the potential benefits and mechanisms of action of drug candidates, the enabling capabilities of the Company’s approach to drug discovery and its proprietary insights, statements concerning expectations for product candidates through development and commercialization and projections of revenue and other financial items. These statements are based on the current estimates and assumptions of the Company’s management as of the date of this report and are naturally subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of the Company to be materially different from those reflected in its forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to delays or difficulties in commencing or completing clinical and preclinical studies, the potential that results of clinical or preclinical studies indicate product candidates are unsafe, ineffective, inferior or not superior, and delays or failure to achieve regulatory approvals, and risks of collaborating with a third party to develop and commercialize products. These and other risks are described in greater detail under the heading "Factors Affecting Results, Including Risks and Uncertainties" contained in Item 2, "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 14, 2005 and the risks discussed in our other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update its forward-looking statements.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description
Exhibit 99.1	Transcript of January 11, 2006 Conference Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC

Date: January 11, 2006	By:	/s/ Bradford J. Shafer
Bradford J. Shafer
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Transcript of January 11, 2006 Conference Call